                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 14, 2009


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON      98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On May 14, 2009, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter ended May 2, 2009, its financial position as of May 2, 2009, and its cash flows for the quarter ended May 2, 2009. A copy of this earnings release is attached as Exhibit 99.1.


ITEM 7.01 Regulation FD Disclosure

On May 14, 2009, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter ended May 2, 2009, its financial position as of May 2, 2009, and its cash flows for the quarter ended May 2, 2009. A copy of this earnings release is attached as Exhibit 99.1.


ITEM 9.01 Financial Statements and Exhibits

99.1 Nordstrom earnings release dated May 14, 2009 relating to the Company's results of operations for the quarter ended May 2, 2009, its financial position as of May 2, 2009, and its cash flows for the quarter ended May 2, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/Robert B. Sari
                                                -----------------------
                                                Robert B. Sari
                                                Executive Vice President,
                                                General Counsel and Corporate
                                                Secretary


Dated: May 14, 2009

EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION

99.1 Nordstrom earnings release dated May 14, 2009 relating to the Company's results of operations for the quarter ended May 2, 2009, its financial position as of May 2, 2009, and its cash flows for the quarter ended May 2, 2009.